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                                                                    Exhibit 10.9


                                SECOND AMENDMENT


SECOND AMENDMENT made this 1st day of October, 1997 by and among SFORZA ENTERPRISES INC., a Florida corporation ("SEI"), MAX'S BEACH GRILL, LTD., a Florida limited partnership, UNIQUE BRICKELL LTD., a Florida limited partnership, UNIQUE WESTON LTD., a Florida limited partnership, DENNIS R. MAX, and UNIQUE RESTAURANT CONCEPTS, LTD., a Florida limited partnership.

                                   RECITALS:

A. The parties entered into a Funding Agreement dated July 1, 1997 (the "Funding Agreement").

B. The parties wish to amend and clarify certain provisions of the Funding Agreement.

NOW, THEREFORE, based on the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. The reference to a "fifty percent (50%) equity interest" in Section 1 is deleted and replaced with a reference to a "fifty one percent (51%) equity interest".

2. The sentence in Section 1 that begins with the phrase "At such closing" is hereby amended to read as follows:

                 "At such closing, designees of Joseph Visconti, a cofounder and director of SEI, who are acceptable to the Grille Companies shall be appointed to serve on each of the Grille Companies' corporate general partners' Boards of Directors such that such designees represent the majority of directors in each case.

The final sentence of Section 1 is deleted in its entirety.

3.       The first sentence of Section 2 is amended to read as follows:

                 "At the closing referenced above, the directors of SEI shall appoint three (3) such designees of Max who are acceptable to them to the SEI Board of Directors to serve alongside the current three (3) directors. In the event the Board is enlarged to include more directors, at all times the Board shall comprise an even number of directors, half of whom shall be designated by Max and half of whom shall be designated by
                 J. Visconti.

4.       Section 4 is amended to include the following additional sentences:
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                 Said management agreement shall include a provision whereby in the event URCI involuntarily ceases to manage the Grille Companies, then URCI shall have the option, exercisable during the sixty (60) day period commencing on the date of cessation, to acquire SEI s equity interests in the Grille Companies for the fair market value thereof determined by an independent appraiser selected by SEI and URCI, who shall equally share the expenses and fees thereof.

5. All other provisions of the Funding Agreement, as amended by an Amendment dated September 11, 1997, remain in effect unchanged.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.

 SFORZA ENTERPRISES INC.                                     UNIQUE WESTON LTD., by Unique
                                                               Weston, Inc., its general
                                                               partner
 By:___________________________
    Name:______________________
    Title:_____________________                              By:___________________________
                                                                Name:______________________
 MAX'S BEACH GRILL, LTD. by                                     Title:_____________________
   Max's Beach Grill, Inc.,
   its general partner

                                                             ______________________________
 By:___________________________                              DENNIS R. MAX
    Name:______________________
    Title:_____________________
                                                             UNIQUE RESTAURANT CONCEPTS, LTD., by Unique
                                                             Restaurants, Inc., its general partner
 UNIQUE BRICKELL LTD., by Unique
   Brickell, Inc., its general
   partner                                                   By:___________________________
                                                                Name:______________________
                                                                Title:_____________________
 By:___________________________
    Name:______________________
    Title:_____________________                              UNIQUE RESTAURANT CONCEPTS, INC.


                                                             By:___________________________
                                                                Name:______________________
                                                                Title:_____________________





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